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                                                                   EXHIBIT 10.41



                       FIRST AMENDMENT TO LEASE AGREEMENT
                       ----------------------------------

        This FIRST AMENDMENT TO LEASE AGREEMENT (hereinafter called the "FIRST AMENDMENT") is made and entered into this 1st day of November, 1996 by and between ROCKVILLE OFFICE/INDUSTRIAL ASSOCIATES, (the "Landlord") and COMTEQ FEDERAL, INC. (the "Tenant").

                                   WITNESSETH
                                   ----------

        WHEREAS, the Landlord and Tenant entered into a lease (the "Agreement of Lease") dated December 14, 1993 (hereinafter referred to as "the Lease") pursuant to which the Tenant agreed to lease and the Landlord agreed to rent certain premises consisting of approximately 4,169 rentable square feet of floor area ("the Premises") located in a building ("the Building") situated in a subdivision entitled "Gude North", Montgomery County, Maryland more particularly described in the Lease (herein and in the Lease referred to as the "Premises"); and

        WHEREAS, the parties hereto wish to amend the Agreement of Lease in order to extend the term and the rental payable and to otherwise to amend the Agreement of Lease as hereinafter set forth.

        NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Landlord and Tenant do hereby extend the term of the aforesaid Agreement of Lease for an additional fifteen (15) months commencing January 1, 1997.

        2. Section 2.1.1. (a) is hereby amended by deleting the language "the sum of Thirty-Five Thousand Eight Hundred Fifty-Three and 40/100 Dollars ($35,853.40)" and in lieu thereof inserting the language "the sum of Forty-Five Thousand Eight Hundred Fifty-Nine and 00/100 Dollars ($45,859.00) as the increased Net Component.

        3. Except as expressly amended by this Amendment, the Agreement of Lease shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

WITNESS:                                ROCKVILLE OFFICE/INDUSTRIAL
                                        ASSOCIATES, a Texas Limited Partnership

                                        By:  CRABBS BRANCH WAY ASSOCIATES
                                             LIMITED, its General Partner

                                        By: /s/ Donald G. Taylor
                                            --------------------------------
                                                Donald G. Taylor
                                                Managing General Partners

        /s/ [ILLEGIBLE]
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ATTEST:                                 COMTEQ FEDERAL, INC.



     /s/ Gary Sorkin                    By:  /s/ Scott Shulman
-----------------------------------         --------------------------------
                                        Title: Controller